                                                                    EXHIBIT 99.1

[MCLEODUSA LOGO APPEARS HERE]

McLeodUSA Incorporated
McLeodUSA Technology Park
6400 C Street SW, PO Box 3177
Cedar Rapids, IA 52406-3177
Press and Investor Contact: Bryce E. Nemitz bnemitz@mcleodusa.com
Phone: (319) 790-7800
FAX: (319) 298-7767

FOR IMMEDIATE RELEASE

                       McLeodUSA Reports Stellar Results
                            for First Quarter 1999

            Total local lines in service increase 24% during quarter

          Cedar Rapids, Iowa, April 27, 1999 -- McLeodUSA Incorporated (NASDAQ/NMS:MCLD), a leading Integrated Communications Provider (ICP) in Midwest and Rocky Mountain states, today reported first quarter results for 1999. Revenues were $181.1 million for the quarter ended March 31, 1999, an increase of 35 percent, compared to revenues of $134.3 million for the first quarter of 1998. Earnings per share for the quarter was $(0.72) compared to $(0.49) for the first quarter of 1998. McLeodUSA reported positive EBITDA for the sixth consecutive quarter. First quarter EBITDA was a strong $8.8 million compared with EBITDA of $0.5 million a year ago.

          "It was another outstanding quarter for McLeodUSA both operationally and financially," stated Steve Gray, President and COO. "Significant highlights included: 1) our addition of Ovation Communications and Dakota Telecommunications Group; 2) our acquisition of 40 phone directories from 4 publishers; and 3) increasing our number of competitive lines sold during the quarter to a record high of 61,700 lines."

          Of $181.1 million in total revenues for the quarter, telecommunications revenues accounted for 71 percent, and directory advertising revenues were 27 percent. Private line and data revenues were 13 percent of total telecommunications revenues, up from 9 percent one year ago.

          On April 14, McLeodUSA announced a data strategy for offering digital local line service and high-speed data connections using advanced technologies. New services will include a variety of DSL (Digital Subscriber Line) technologies, ATM (Asynchronous Transfer Mode), and Frame Relay as well as local, metropolitan and wide-area network connectivity. As these services are brought on-line, local line signals will be clearer and data transmissions will be ten to twenty times faster than with existing dial-up services.

          In the same April press release, the Company announced the opening of four states -- Idaho, Montana, Nebraska, and Utah -- completing its original market footprint; and the addition of Kansas, bringing its target marketplace geography to 16 states. Overlaying the data product package with the expanded market area, McLeodUSA now estimates its ten-year revenue potential to be $65 billion.

          McLeodUSA reported an increase in competitive local lines in service from 306,200 lines at the end of 1998 to 395,500 lines as of March 31, an increase of 29 percent for the quarter and 77 percent over the first quarter total in 1998. Total local lines in service increased 58 percent for the same period.

          The Company now has 15 switches, up from 9 at year end. Switches were activated in Milwaukee, Wisconsin, and Chicago and Springfield, Illinois during the quarter. Gray: "The addition of 6 switches and more than 500 route miles of fiber optic network during the quarter supports two key elements of our strategy: building network and migrating customers onto our facilities."

        Summarizing the quarter, Clark McLeod, Chairman and CEO stated, "The addition of DTG and Ovation, and the acquisition of 40 new directory titles during the quarter could have been a distraction for many companies. Instead, we welcomed the new team members from DTG and Ovation, integrated the companies, met or exceeded all our financial goals for the quarter, and began the new year with record sales and installs."

          McLeodUSA is a provider of integrated communications services to business and residential customers in 11 Midwest and Rocky Mountain states; 5 additional expansion states will be added. McLeodUSA is a facilities-oriented communications provider with 15 switches, 7,654 route miles of fiber optics network, 495,000 local lines, and 6,100 employees. In the next 12 months, our publishing subsidiaries plan to distribute nearly 21 million copies of competitive directories in 22 states, expected to reach nearly 36 million people.

          Some of the statements contained in this press release discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, you can identify these so-called forward-looking statements by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements only reflect the predictions of McLeodUSA. Actual events or results may differ substantially. Important factors that could cause actual results of McLeodUSA to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which McLeodUSA operates and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which is filed with the Securities and Exchange Commission.
                                     # # #
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                    McLEODUSA INCORPORATED AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
                   (In thousands except for per share data)

                                  (UNAUDITED)

                                                                                  Three Months Ended
                                                                         ------------------------------------
                                                                                       March 31,
                                                                         ------------------------------------
                                                                               1999               1998
                                                                         -----------------  -----------------
Revenues:
       Telecommunications:
                   Local and long distance                                    $ 79,261           $ 61,658
                   Local exchange services                                      18,248             15,943
                   Private line and data                                        16,922              9,385
                   Network maintenance and equipment                             8,120              7,481
                   Other telecommunications                                      5,814              6,884
                                                                              --------           --------
                         Total telecommunications revenue                      128,365            101,351
       Directory:                                                               49,018             27,964
       Telemarketing:                                                            3,726              5,016
                                                                              --------           --------
              Total revenues:                                                  181,109            134,331

Operating expenses:
       Cost of service                                                          92,459             75,045
       Selling, general and administrative                                      79,811             58,768
       Depreciation and amortization                                            35,110             19,431
       Other                                                                        --              1,900
                                                                              --------           --------
              Total operating expenses                                         207,380            155,144
                                                                              --------           --------
              Operating loss                                                   (26,271)           (20,813)
Non-Operating income (expense):
       Interest income                                                           8,260              4,613
       Interest (expense)                                                      (29,464)           (14,754)
       Other                                                                        (1)               687
                                                                              --------           --------
              Total non-operating income (expense)                             (21,205)            (9,454)
                                                                              --------           --------
              Loss before income taxes                                         (47,476)           (30,267)

Income taxes                                                                        --                 --
                                                                              --------           --------
              Net loss                                                        $(47,476)          $(30,267)
                                                                              ========           ========

Loss per common share                                                         $  (0.72)          $  (0.49)
                                                                              ========           ========

Weighted average common shares outstanding                                      66,121             62,227
                                                                              ========           ========

EBITDA                                                                        $  8,839           $    518
                                                                              ========           ========

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                    MCLEODUSA INCORPORATED AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (In thousands except for per share data)

                                  (UNAUDITED)

                                                                       Three Months Ended
                                                        -----------------------------------------------
                                                        6/30/98      9/30/98      12/31/98      3/31/99
                                                        -------      -------      --------      -------
Revenues:
 Telecommunications:
  Local and long distance                              $ 63,658     $ 68,835     $  73,284     $ 79,261
  Local exchange services                                16,610       16,791        18,441       18,248
  Private line and data                                  10,584       11,158        12,765       16,922
  Network maintenance and equipment                       7,604        8,964         8,836        8,120
  Other telecommunications                                6,892        7,099         6,919        5,814
                                                       --------     --------     ---------     --------
    Total telecommunications revenue                    105,348      112,847       120,245      128,365
 Directory                                               45,514       30,613        40,785       49,018
 Telemarketing                                            4,833        5,156         4,474        3,726
                                                       --------     --------     ---------     --------
    Total revenues                                     $155,695     $148,616     $ 165,504     $181,109

Operating expenses:
 Cost of service                                         83,068       81,082        84,013       92,459
 Selling, general and administrative                     66,981       63,830        71,352       79,811
 Depreciation and amortization                           21,046       23,186        25,444       35,110
 Other                                                    1,900        1,775            --           --
                                                       --------     --------     ---------     --------
    Total operating expenses                            172,995      169,873       180,809      207,380
                                                       --------     --------     ---------     --------
    Operating loss                                      (17,300)     (21,257)      (15,305)     (26,271)
Non-operating income (expense):
 Interest income                                          7,821        6,640         6,926        8,260
 Interest (expense)                                     (20,410)     (19,429)      (23,641)     (29,464)
 Other                                                       98        1,004           208           (1)
                                                       --------     --------     ---------     --------
    Total non-operating income (expense)                (12,491)     (11,785)      (16,507)     (21,205)
                                                       --------     --------     ---------     --------
    Loss before income taxes                            (29,791)     (33,042)      (31,812)     (47,476)

Income taxes                                                 --           --            --           --
                                                       --------     --------     ---------     --------
    Net loss                                           $(29,791)    $(33,042)    $ (31,812)    $(47,476)
                                                       ========     ========     =========     ========

Loss per common share                                  $  (0.48)    $  (0.52)    $   (0.50)    $  (0.72)
                                                       ========     ========     =========     ========

Weighted average common shares outstanding               62,644       62,955        63,389       66,121
                                                       ========     ========     =========     ========

EBITDA                                                 $  5,646     $  3,704     $  10,139     $  8,839
                                                       ========     ========     =========     ========

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McLeodUSA Selected Statistical Data:

                                                             3/31/98     12/31/98         3/31/99
                                                             -------     --------         -------
Sales cities                                                      63           68               74

Central offices / switches                                       376          415              488

Cities served                                                    259          269              408

Route miles                                                    5,086        7,120            7,654

Total local lines in service                                 313,900      397,600          494,700
       Business                                              174,000      252,700          323,500
       Residential                                           139,900      144,900          171,200

Total local customers                                        166,400      186,200          220,900
       Business                                               32,300       49,600           61,700
       Residential                                           134,100      136,600          159,200

CLEC Local lines in service                                  223,200      306,200          395,500 (a)
       Business                                              149,200      227,100          294,400
       Residential                                            74,000       79,100          101,100

CLEC Local line customers                                     94,700      114,600          143,600
       Business                                               25,200       42,300           52,600
       Residential                                            69,500       72,300           91,000

CLEC Lines per business customer                                 5.9          5.4              5.6

CLEC Lines sold during quarter                                37,500       43,300           61,700 (b)
       Business                                               21,600       34,700           46,300
       Residential                                            15,900        8,600           15,400

New CLEC Lines in service during quarter                      30,200       31,100           89,300 (a)
       Business                                               24,300       29,400           67,300
              On-switch                                                                     41,600

       Residential                                             5,900        1,700           22,000
              On-switch                                                                     15,900

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

ILEC Local lines in service                                   90,700       91,400           99,200 (c)
       Business                                               24,800       25,600           29,100
       Residential                                            65,900       65,800           70,100
                                                              71,700       71,600           77,300
ILEC Local line customers
       Business                                                7,100        7,300            9,100
       Residential                                            64,600       64,300           68,200

(a) Includes 55,300 acquired CLEC lines
(b) Proforma for acquisitions
(c) Includes 6,700 acquired ILEC lines